UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 8, 2018

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	0-16195	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 8, 2018, II-VI Incorporated (the “Company”) and Mutation Merger Sub Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Finisar Corporation (“Finisar”), pursuant to which Merger Sub will be merged with and into Finisar (the “Merger”), with Finisar continuing as the surviving entity in the Merger and a wholly-owned subsidiary of the Company.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock, par value $0.001 per share (“Finisar Common Stock”), of Finisar (excluding any shares (i) held by any Finisar stockholder who properly demands and perfects applicable appraisal rights with respect to such shares or (ii) owned directly by the Company, Merger Sub or any other direct or indirect wholly-owned subsidiary of the Company immediately prior to the Effective Time) will be converted into the right to receive and become exchangeable for (A) $26.00 in cash, without any interest thereon, subject to proration in accordance with the terms of the Merger Agreement (the “Cash Election Consideration”); (B) 0.5546 shares of common stock, no par value, of the Company (“Company Common Stock”), subject to proration in accordance with the terms of the Merger Agreement (the “Stock Election Consideration”); or (C) $15.60 in cash, without any interest thereon, and 0.2218 shares of Company Common Stock (the “Mixed Election Consideration” and, together with the Cash Election Consideration and the Stock Election Consideration, “Merger Consideration”). No fractional shares of Company Common Stock will be issued in the Merger, and Finisar stockholders will receive cash in lieu of any fractional shares.

The Merger Agreement provides that, at the Effective Time:

•

Each outstanding stock option to purchase Finisar Common Stock issued by Finisar that is outstanding and unexercised immediately prior to the Effective Time (whether vested or unvested) will be cancelled and converted into a right to receive an amount of Mixed Election Consideration that would be payable with respect to the a number of shares of Finisar Common Stock equal to (i) the product of (A) the excess, if any, of the Cash Election Consideration less the exercise price per share of such stock option, divided by (ii) the Cash Election Consideration, subject to any applicable tax withholdings;

•

Each restricted stock unit issued by Finisar (a “Finisar RSU”) that is outstanding immediately prior to the Effective Time and subject to a performance-based vesting condition that relates solely to the value of Finisar Common Stock will, to the extent such Finisar RSU vests in accordance with its terms in connection with the Merger, be cancelled and converted into the right to receive the Cash Election Consideration, the Stock Election Consideration or the Mixed Election Consideration at the election of the holder of such a Finisar RSU, subject to any applicable tax withholdings and subject to proration in accordance with the terms of the Merger Agreement;

•

Each Finisar RSU that is outstanding immediately prior to the Effective Time and subject to a performance-based vesting condition that relates solely to the value of Finisar Common Stock, but that does not vest in accordance with its terms in connection with the Merger, will be cancelled and extinguished at the Effective Time without any right to receive Merger Consideration or any other payment; and

•

The Company will assume each Finisar RSU that is outstanding immediately prior to the Effective Time and that is either (i) subject to time-based vesting requirements only or (ii) subject to a performance-based vesting condition other than the value of Finisar Common Stock (including any other long-term incentive award subject to such performance-based vesting, whether denominated in dollars or shares), but that does not vest in accordance with its terms in connection with the Merger. Each such assumed Finisar RSU will be subject to substantially the same terms and conditions, including the vesting schedule and any applicable performance-based vesting conditions, except that the number of shares of Company Common Stock subject to each assumed Finisar RSU will be calculated in accordance with the terms of the Merger Agreement.

The Company will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Form S-4”) in connection with its issuance of Company Common Stock as part of the Merger Consideration. The Form S-4 will include a prospectus and a joint proxy statement relating to a special meeting of the Company’s shareholders to be held to vote on the approval of the Company’s issuance of the Company Common Stock issuable in connection with the Merger and the special meeting of Finisar’s stockholders to be held to vote on the adoption of the Merger Agreement.

The completion of the Merger is subject to the satisfaction or waiver of certain customary conditions, including (i) the approval by the Company’s shareholders of the Company’s issuance of the Company Common Stock issuable in connection with the Merger, (ii) the adoption of the Merger Agreement by Finisar’s stockholders, (iii) the absence of any temporary restraining order or preliminary or permanent injunction or other order prohibiting the consummation of the Merger or an applicable law of a governmental authority of competent jurisdiction in effect that prohibits the consummation of the Merger, (iv) the expiration or termination of any applicable waiting period (or extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the Merger and receipt of all pre-closing approvals or clearances required thereunder, (v) receipt of all other consents under certain antitrust laws, (vi) the Form S-4 being declared effective by the SEC under the Securities Act of 1933, as amended, (vii) the approval for listing on Nasdaq of the Company Common Stock issuable in connection with the Merger; (viii) the absence of a material adverse effect on the Company or Finisar and (ix) certain other customary conditions relating to the parties’ representations and warranties in the Merger Agreement and the performance of their respective obligations. The Merger is not subject to any financing condition.

The Merger Agreement also provides, among other things, that the board of directors of the Company (the “Company Board”) will appoint, at the Effective Time, three additional members, each of whom are (i) members of the board of directors of Finisar (the “Finisar Board”) as of the date of the Merger Agreement, (ii) mutually agreed to by the Company and Finisar, acting in good faith, and (iii) reasonably approved by the Corporate Governance and Nominating Committee of the Company Board.

The Merger Agreement contains customary representations and warranties made by each of Finisar, the Company and Merger Sub. The Merger Agreement also contains customary pre-closing covenants, including covenants, among others, (i) by Finisar to operate its businesses in the ordinary course consistent with past practice subject to certain exceptions, (ii) by Finisar to refrain from taking certain actions, (iii) by Finisar, subject to certain exceptions, not to solicit, initiate or knowingly encourage or knowingly facilitate any inquiries, offers or the making of any proposal for a transaction that is an alternative transaction to the Merger, (iv) by Finisar to call and hold a special meeting of its stockholders and, subject to certain exceptions, require the Finisar Board to recommend to Finisar’s stockholders that they vote in favor of the adoption of the Merger Agreement, (v) by Finisar to use reasonable best efforts to cooperate in connection with the Company obtaining debt financing to fund the cash portion of the Merger, (vi) by the Company to call and hold a special meeting of the Company’s shareholders and, subject to certain exceptions, require the Company Board to recommend to the Company’s shareholders that they vote in favor of the approval of the issuance of the Company Common Stock issuable in connection with the Merger, and (vii) by the Company and Merger Sub to use reasonable best efforts to obtain debt financing to fund the cash portion of the Merger Consideration.

The Merger Agreement contains certain termination rights, including, subject to certain exceptions, (i) in the event that the parties mutually agree to termination, (ii) for either Finisar or the Company, if any law or order permanently prohibits consummation of the Merger, (iii) for either Finisar or the Company, if the Merger is not consummated by the date that is 365 days after the date of the Merger Agreement, (iv) for the Company, if the Finisar Board changes its recommendation that Finisar’s stockholders adopt the Merger Agreement, (v) for Finisar, if the Company or Merger Sub is in breach of its representations and warranties or covenants under the Merger Agreement such that a closing condition is not satisfied, (vi) for the Company, if Finisar is in breach of its representations an warranties or covenants under the Merger Agreement such that a closing condition is not satisfied, (vii) for either Finisar or the Company, if the requisite approval of the Company’s shareholders or Finisar’s stockholders, respectively, is not obtained, (viii) for Finisar, in order to enter into an agreement providing for a superior alternative transaction, and (ix) for Finisar, if the Company Board changes its recommendation that the Company’s shareholders approve the issuance of Company Common Stock issuable in connection with the Merger. The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, Finisar may be required to pay to the Company a termination fee equal to $105.2 million in cash, or the Company may be required to pay to Finisar a termination fee equal to $105.2 million in cash.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub or Finisar. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and Finisar rather than establishing matters as facts. Accordingly, the representations and warranties in the Merger Agreement should not be relied upon as characterizations of the actual state of facts about the Company or Finisar.

Forward-looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important factors that may cause such a difference include, but are not limited to: (i) the ability of II-VI and Finisar to complete the proposed transaction on the anticipated terms and timing or at all, (ii) the ability of the parties to satisfy the conditions to the closing of the proposed transaction, including obtaining required regulatory approvals, (iii) potential litigation relating to the proposed transaction, which could be instituted against II-VI, Finisar or their respective directors, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, (v) the triggering of any third party contracts containing consent and/or other similar provisions, (vi) any negative effects of the announcement of the transaction on the market price of Finisar’s common stock and/or negative effects of the announcement or commencement of the transaction on the market price of II-VI’s common stock, (vii) uncertainty as to the long-term value of II-VI’s common stock, and thus the value of the II-VI shares to be issued in the transaction, (viii) any unexpected impacts from unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations after the consummation of the transaction and on the other conditions to the completion of the merger, (ix) inherent risks, costs and uncertainties associated with integrating the businesses successfully and achieving all or any of the anticipated synergies, (x) potential disruptions from the proposed transaction that may harm II-VI’s or Finisar’s respective businesses, including current plans and operations, (xi) the ability of II-VI and Finisar to retain and hire key personnel, (xii) adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S. or foreign laws, rules or regulations, that could delay or prevent completion of the proposed transaction or cause the terms of the proposed transaction to be modified, (xiii) the ability of II-VI to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all, (xiv) economic uncertainty due to monetary or trade policy, political or other issues in the United States or internationally, (xv) any unexpected fluctuations or weakness in the U.S. and global economies, (xvi) changes in U.S. corporate tax laws as a result of the Tax Cuts and Jobs Act of 2017 and any future legislation, (xvii) foreign currency effects on II-VI’s and Finisar’s respective businesses, (xviii) competitive developments including pricing pressures, the level of orders that are received and can be shipped in a quarter, changes or fluctuations in customer order patterns, and seasonality, (xix) changes in utilization of II-VI or Finisar’s manufacturing capacity and II-VI’s ability to effectively manage and expand its production levels, (xx) disruptions in II-VI’s business or the businesses of its customers or suppliers due to natural disasters, terrorist activity, armed conflict, war, worldwide oil prices and supply, public health concerns or disruptions in the transportation system, and (xxi) the responses by the respective managements of II-VI and Finisar to any of the aforementioned factors. Additional risks are described under the heading “Risk Factors” in II-VI’s Annual Report on Form 10-K for the year ended June 30, 2018, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 28, 2018 and in Finisar’s Annual Report on Form 10-K for the year ended April 29, 2018 filed with the SEC on June 15, 2018.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction (the “Form S-4”). While the list of factors discussed above is, and the list of factors to be presented in the Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither II-VI nor Finisar assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction between II-VI and Finisar, II-VI and Finisar will file relevant materials with the SEC, including a registration statement on Form S-4 filed by II-VI that will include a joint proxy statement of II-VI and Finisar that also constitutes a prospectus of II-VI, and a definitive joint proxy statement/prospectus that will be mailed to shareholders of II-VI and stockholders of Finisar. INVESTORS AND SECURITY HOLDERS OF II-VI AND FINISAR ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by II-VI or Finisar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by II-VI will be available free of charge within the Investor Relations section of II-VI’s internet website at https://www.ii-vi.com/investor-relations/. Copies of the documents filed with the SEC by Finisar will be available free of charge on Finisar’s internet website at http://investor.finisar.com/investor-relations.

Participants in Solicitation

II-VI, Finisar, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of II-VI is set forth in its Annual Report on Form 10-K for the year ended June 30, 2019, which was filed with the SEC on August 28, 2018, and its definitive proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 31, 2017. Information about the directors and executive officers of Finisar is set forth in its Annual Report on Form 10-K for the year ended April 29, 2018, which was filed with the SEC on June 15, 2018, and its definitive proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on July 26, 2018. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

2.1*	Agreement and Plan of Merger, dated November 8, 2018, by and among II-VI Incorporated, Mutation Merger Sub Inc. and Finisar Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Finisar Corporation (File No. 000-27999) on November 9, 2018).

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: November 9, 2018	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer